UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

J. Thomas Futrell
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2010 through June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

June 30, 2010 (Unaudited)

Guggenheim Enhanced Equity Income Fund | GPM

(formerly Old Mutual/ Claymore Long-Short Fund NYSE: OLA)

GUGGENHEIM®

CLAYMORE®
A GUGGENHEIM PARTNERS COMPANY

www.claymore.com/gpm

... your course to the LATEST,

most up-to-date INFORMATION about the

Guggenheim Enhanced Equity Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/gpm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Dear Shareholder |

This report covers the performance of the Guggenheim Enhanced Equity Income Fund (the “Fund,” previously known as the Old Mutual/Claymore Long-Short Fund), for the six-month period ended June 30, 2010.

On April 21, 2010, the Fund announced that its Board of Trustees approved the termination of the investment sub-advisory agreement among the Fund, Claymore Advisors, LLC, the Fund’s investment adviser (“Claymore”) and Analytic Investors, LLC and approved the appointment of Guggenheim Partners Asset Management, LLC (“GPAM”) as a new investment sub-adviser to the Fund. Pursuant to this appointment, GPAM entered into an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with the Fund and Claymore, which will be in effect for an interim period of up to 150 days pending shareholder approval of a new investment sub-advisory agreement among the Fund, Claymore and GPAM (the “New Sub-Advisory Agreement”).The Fund submitted the New Sub-Advisory Agreement to shareholders for approval at a shareholder meeting held on July 19, 2010, but due to insufficient votes to take action, reconvened the annual meeting of shareholders of the Fund on August 9, 2010. On August 9, 2010, shareholders of the Fund approved the New Sub-Advisory Agreement on behalf of the Fund.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.The Fund’s investment strategy under its previous investment sub-adviser sought to achieve this investment objective through a long-short strategy and an opportunistic covered call writing strategy. GPAM will seek to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets— currently through a portfolio of exchange-traded funds—and utilizing a covered call strategy which will follow GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.The Fund will seek to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

In connection with the implementation of GPAM’s strategy, the Fund is utilizing financial leverage.The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended. The Fund’s use of financial leverage is intended to be flexible in nature and will be monitored and adjusted, as appropriate, on an ongoing basis by Claymore and GPAM.As of June 30, 2010, the Fund’s financial leverage via a credit facility represented approximately 24% of the Fund’s total assets (including the financial leverage proceeds). Based upon current market conditions, the Fund expects that financial leverage at the time of the borrowing would not exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage).The Fund expects to employ financial leverage through the issuance of senior securities represented by indebtedness, including through bank borrowing by the Fund or issuance by the Fund of notes, commercial paper or other forms of debt and/or the use of transactions and derivative instruments that have characteristics similar to senior securities.

Effective April 21, 2010, Claymore and the Fund contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to Claymore an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Both Claymore and GPAM are indirect subsidiaries of Guggenheim Partners, LLC

Semiannual Report | June 30, 2010 | 3

GPM | Guggenheim Enhanced Equity Income Fund | Dear Shareholder continued

(“Guggenheim”), a diversified financial services firm. Commencing as of the date of the Interim Sub-Advisory Agreement and, pending Fund shareholder approval, continuing during the term of the New Sub-Advisory Agreement and for so long as the investment sub-adviser of the Fund is an affiliate of Claymore, Claymore has agreed to waive an additional ten (10) basis points of the advisory fee, such that the Fund will pay to Claymore an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets.

GPAM is an investment manager specializing in innovative investment strategies that aim to add alpha relative to benchmarks in both up and down markets. GPAM's investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes. GPAM manages more than $45 billion as of May 31, 2010 in investments for foundations, insurance companies and other institutions.

As of June 30, 2010, Claymore entities provide supervision, management or servicing on approximately $15.3 billion in assets.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2010, the Fund provided a total return based on market price of -8.03% and a total return based on NAV of -8.66%. GPAM took over management of the Fund’s portfolio on June 22, 2010.As of June 30, 2010, the Fund’s market price of $7.39 per share represented a discount of 9.10% to its NAV of $8.13 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.2400 on March 31 and June 30, 2010.The most recent dividend represents an annualized distribution rate of 12.99% based on the Fund’s closing market price of $7.39 on June 30, 2010. Each of the distributions was accompanied by a letter indicating each distribution was predominantly sourced from return of capital, but noted the final determination for tax purposes would be communicated to shareholders in January 2011. (These letters are also posted on the Fund’s website.)

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 21 of the Fund’s semiannual report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to

4 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund | Dear Shareholder continued

accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 6.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/gpm.

Sincerely,

J. Thomas Futrell
Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

Semiannual Report | June 30, 2010 | 5

GPM | Guggenheim Enhanced Equity Income Fund

Questions & Answers |

On April 21, 2010, Guggenheim Enhanced Equity Income Fund (the “Fund”), previously known as Old Mutual/Claymore Long-Short Fund, announced that its Board of Trustees approved the termination of the investment sub-advisory agreement among the Fund, Claymore Advisors, LLC, the Fund’s investment adviser (“Claymore”) and Analytic Investors, LLC and approved the appointment of a new investment sub-adviser to the Fund, Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”).

The Fund is managed by a team of seasoned professionals at GPAM. This team includes B. Scott Minerd, Chief Investment Officer;Anne Bookwalter Walsh, CFA, JD,Assistant Chief Investment Officer; Farhan Sharaff,Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Sector Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the Fund’s semiannual fiscal period ended June 30, 2010.

Before discussing performance, please describe the Fund’s investment objective and explain how GPAM’s investment strategy seeks to achieve it.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.The Fund’s investment strategy under its previous investment sub-adviser sought to achieve this investment objective primarily through a long-short strategy and an opportunistic covered call writing strategy. GPAM will seek to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets – currently through a portfolio of exchange-traded funds - and utilizing a covered call strategy which will follow GPAM’s proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.The Fund will seek to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

In connection with the implementation of GPAM’s strategy, the Fund is utilizing financial leverage.The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns.The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended. The Fund’s use of financial leverage is intended to be flexible in nature and will be monitored and adjusted, as appropriate, on an ongoing basis by Claymore and GPAM.As of June 30, 2010, the Fund’s financial leverage via a credit facility represented approximately 24% of the Fund’s total assets (including the financial leverage proceeds). Based upon current market conditions, the Fund expects that financial leverage at the time of borrowing would not exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage).The Fund expects to employ financial leverage through the issuance of senior securities represented by indebtedness, including through bank borrowing by the Fund or issuance by the Fund of notes, commercial paper or other forms of debt and/or the use of transactions and derivative instruments that have characteristics similar to senior securities.

Please provide an overview of the economic and market environment during the first six months of 2010.

The strong rally in the equity market that began in 2009 appears to have faltered in 2010, as investors responded to a variety of economic concerns. For the six months ended June 30, 2010, the broad equity market, as measured by the Standard & Poor’s 500 Index (“S&P 500”), returned -6.65%.

While the U.S. economy continues to recover from the recession, recent reports indicate that overall growth is not as robust as had been previously reported.The financial crisis in Europe is a major source of concern, and the housing market remains very weak. Recent labor market reports have been mixed, as employers seem reluctant to hire in the face of muted growth in aggregate demand. GPAM believes that these headwinds will dampen economic activity for the foreseeable future.

The Federal Reserve has indicated that it will act as needed to aid financial stability and economic growth. Statements of this nature suggest that short-term interest rates will be kept near zero at least for the remainder of 2010.The economy should benefit as the remaining funds from the fiscal stimulus program are spent. In addition, the turmoil in Europe places downward pressure on U.S. interest rates as the world’s wealth chases the few safe harbor assets that remain.

How did the Fund perform during the first half of 2010?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six months ended June 30, 2010, the Fund provided a total return based on market price of -8.03% and a total return based on NAV of -8.66%. GPAM took over management of the Fund’s portfolio on June 22, 2010.As of June 30, 2010, the Fund’s market price of $7.39 per share represented a discount of 9.10% to its NAV of $8.13 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.2400 on March 31 and June 30, 2010.The most recent dividend represents an annualized distribution rate of 12.99% based on the Fund’s closing market price of $7.39 on June 30, 2010. Each of the distributions was accompanied by a letter indicating each distribution was predominantly sourced from return of capital, but noted the final

6 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund | Questions & Answers continued

determination for tax purposes would be communicated to shareholders in January 2011. (These letters are also posted on the Fund’s website.)

What investment decisions had the greatest effect on the Fund’s performance?

Since GPAM assumed responsibility for managing the Fund very late in the period, performance was driven mainly by the strategies utilized by the former sub-adviser.

Analytic Investors’ process is based on the belief that there is persistency in the types of stock characteristics investors prefer. During the period , an overweight to companies with attractive sales to price ratios and above average asset utilization performed well. In addition, the Fund’s underweight to companies with above average dispersion of analysts’ earnings forecasts and growth in market contributed to performance as investors penalized these measures.An overweight to companies with above average historical earnings to price ratios and attractive profit margins dampened performance as investors turned away from these char-acteristics.An underweight to companies with above average projected earnings growth and high financial leverage detracted from performance as investors rewarded these measures.

Positions that contributed strongly to performance included a long position in AmerisourceBergen Corporation, a pharmaceutical services company; and short positions in King Pharmaceuticals, Inc., a vertically integrated pharmaceutical company, and Exxon Mobil Corp., an integrated oil company. Positions that detracted from performance included short positions in Liberty Media Corporation, which owns interests in electronic retailing, media, communications and entertainment businesses, and The Goldman Sachs Group, Inc., a global investment banking, securities and investment management company; and a long position in Jabil Circuit, Inc., a provider of electronic manufacturing services. None of these positions were maintained post the transition to GPAM as sub-adviser.

The Fund’s program of option writing did not have a significant impact on performance during the six months ended June 30, 2010. Options written on the S&P 100 and S&P 500 indices posted positive returns. Options written on certain sectors, such as housing and natural gas, contributed to performance, as these sectors underperformed. Options written on the Russell 2000 Index detracted from performance. Certain sector options under-performed, such as call options written on cyclical sectors, as these sectors moved higher during the period.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

It is likely that there will be continued turbulence in the market, with bouts of selling pressure such as that experienced during the months of May and June. One of the benefits of the new strategy that is being employed in managing the Fund is that GPAM believes higher levels of option premium will likely be earned in volatile or declining equity markets. Generally speaking, in sell-offs and turbulent market environments the level of implied volatility on options rises, thereby increasing the value of options. Since the Fund sells calls on the underlying positions held in the portfolio, it is able to collect more option premium.The converse is that when stock prices rise or markets are relatively tranquil, implied volatility usually falls, thereby decreasing the value of call options. So in rising stock markets the Fund will generally earn less option premium, but to the extent that options are sold out of the money the Fund has the potential to participate in the appreciation potential—the difference between the strike price and the market price of the equity security when the option is sold—in addition to the option premium.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

GPM Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover.These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. If you sell your common shares, you may receive more or less than your original investment.The common shares are designed for long-term investors and should not be treated as a vehicle for trading.

The Fund’s investment strategy under its previous investment sub-adviser sought to achieve its investment objective through a long-short strategy and opportunistic covered call writing strategy. As such, during the semiannual reporting period ended June 30, 2010, the Fund made substantial use of short sales for investment and risk management purposes. As of June 22, 2010, under GPAM’s management, selling securities short is no longer a principal investment strategy of the Fund.

Semiannual Report | June 30, 2010 | 7

GPM | Guggenheim Enhanced Equity Income Fund | Questions & Answers continued

The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself.

The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its equity investments as well as the gains the Fund receives from writing options and using other derivative instruments, and selling portfolio securities, each of which can vary widely over the short and long term.The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, interest rates on any debt instruments held by the Fund, and share-holders’income from the Fund, would likely decline as well.

Options Risk.There are various risks associated with the Option Strategy.The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option; the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

Equity Securities and Related Market Risk.The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk.They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded. Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements. There can be no assurance such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments.There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund's net asset value and returns than if financial leverage had not been used.The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund's return. This interest expense may be greater than the Fund's return on the underlying investment, which would negatively affect the performance of the Fund.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs. In current market conditions, GPAM initially expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Counterparty Risk; Medium and Smaller Company Risk; Foreign Investment Risk; Inflation/Deflation Risk; Management Risk; Portfolio Turnover Risk; Recent Market Developments; Global Intervention in Financial Markets; Legislation Risk; Market Disruption and Geopolitical Risk.

8 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Fund Summary | As of June 30, 2010 (unaudited)

Fund Statistics
Share Price		$7.39
Common Share Net Asset Value		$8.13
Premium/(Discount) to NAV		-9.10%
Net Assets ($000)		$154,546
Total Returns(1)
(Inception 8/25/05)	Market	NAV
Six-Month	-8.03%	-8.66%
One Year	8.38%	-3.32%
Three Year - average annual	-16.71%	-16.79%
Since Inception - average annual	-8.88%	-7.32%

		% of Long
Long-Term Holdings		Term Investments
SPDR S&P 500 ETF		35.1%
Powershares QQQ Trust, Series 1		19.7%
iShares Russell 2000 Index Fund		19.2%
SPDR Dow Jones Industrial Average ETF Trust		10.8%
Health Care Select Sector SPDR Fund		5.2%
SPDR S&P Retail ETF		5.0%
Technology Select Sector SPDR Fund		5.0%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

(1)
Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC and factors in that funds fees and expenses.

% of Net
Fund Breakdown	Assets
Long-Term Investments	130.7%
Short-Term Investments	1.9%
Total Investments	132.6%
Total Value of Options Written	-0.1%
Liabilities in excess of Other Assets	-0.1%
Borrowings	-32.4%
Total Net Assets	100.0%

Semiannual Report | June 30, 2010 | 9

GPM | Guggenheim Enhanced Equity Income Fund

Portfolio of Investments | June 30, 2010 (unaudited)

Number
of Shares		Value
	Long-Term Investments – 130.7%
	Exchange-Traded Funds (a) – 130.7%
370,100	Health Care Select Sector SPDR Fund	$ 10,425,717
636,000	iShares Russell 2000 Index Fund	38,846,880
933,500	Powershares QQQ Trust, Series 1	39,869,785
223,200	SPDR Dow Jones Industrial Average ETF Trust	21,813,336
687,600	SPDR S&P 500 ETF	70,974,072
281,600	SPDR S&P Retail ETF	10,024,960
491,200	Technology Select Sector SPDR Fund	10,020,480
	(Cost $218,761,356)	201,975,230
	Short-Term Investments – 1.9%
	Money Market Funds – 1.9%
2,997,458	Dreyfus Institutional Reserve Money Market Fund
	(Cost $2,997,458)	2,997,458
	Total Investments - 132.6%
	(Cost $221,758,814)	204,972,688
	Liabilities in excess of Other Assets – (0.1%)	(214,072)
	Total Value of Options Written – (0.1%)
	(Premiums received of $3,192,464)	(212,660)
	Borrowings – (32.4%)	(50,000,000)
	Net Assets – 100.0%	$ 154,545,956

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (b)	Date	Price	Value
	Call Options Written – (0.1%)
3,701	Health Care Select Sector SPDR Fund	July 2010	$ 30.00	$ 7,402
6,360	iShares Russell 2000 Index Fund	July 2010	68.00	54,060
9,335	Powershares QQQ Trust, Series 1	July 2010	48.00	18,670
2,232	SPDR Dow Jones Industrial Average ETF Trust	July 2010	106.00	18,972
6,876	SPDR S&P 500 ETF	July 2010	113.00	61,884
2,816	SPDR S&P Retail ETF	July 2010	39.00	29,568
4,912	Technology Select Sector SPDR Fund	July 2010	22.00	22,104
	Total Value of Options Written – (0.1%)
	(Premiums received $3,192,464)			$ 212,660

S&P - Standard and Poor’s

(a) All of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b) Non-income producing security.

See notes to financial statements.

10 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund
Statement of Assets and Liabilities | June 30, 2010 (unaudited)
Assets
Investments, at value (cost $221,758,814)	$204,972,688
Cash	7,285
Dividends receivable	77,969
Other assets	11,112
Total assets	205,069,054
Liabilities
Borrowings	50,000,000
Options written, at value (premiums received of $3,192,464)	212,660
Advisory fee payable	128,929
Administration fee payable	4,073
Interest due on borrowings	3,950
Payables for securities purchased	3,707
Accrued expenses	169,779
Total liabilities	50,523,098
Net Assets	$154,545,956
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,005,240 shares issued and outstanding	$190,052
Additional paid-in capital	297,515,981
Net unrealized depreciation on investments and options	(13,806,322)
Accumulated net realized loss on investments, futures, options, securities sold short, forwards
and currency transactions	(120,727,177)
Accumulated distribution in excess of net investment income	(8,626,578)
Net Assets	$154,545,956
Net Asset Value
(based on 19,005,240 common shares outstanding)	$8.13

See notes to financial statements.

Semiannual Report | June 30, 2010 | 11

GPM | GuggenheimEnhanced Equity Income Fund

Statement of Operations | For the six months ended June 30, 2010 (unaudited)

Investment Income
Dividends	$2,027,918
Total income		$2,027,918
Expenses
Advisory fee	841,621
Custodian fee	228,991
Professional fees	135,420
Dividends on securities sold short	114,162
Trustees' fees and expenses	70,782
Printing expense	39,102
Fund accounting	31,343
Administration fee	24,067
NYSE listing fee	10,588
Transfer agent fee	9,435
Insurance	8,484
Miscellaneous	5,201
Line of credit fee	3,810
Interest expense	14,141
Total expenses		1,537,147
Advisory fees waived		(5,166)
Net expenses		1,531,981
Net investment income		495,937
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments		$4,551,636
Options		685,121
Securities sold short		(10,924,841)
Net change in unrealized appreciation (depreciation) on:
Investments		(21,478,640)
Options		2,442,316
Securities sold short		9,216,582
Net realized and unrealized loss		(15,507,826)
Net Decrease in Net Assets Resulting from Operations		$(15,011,889)

See notes to financial statements.

12 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Statement of Changes in Net Assets |
	For the
	Six Months Ended	For the
	June 30, 2010	Year Ended
	(unaudited)	December 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$495,937	$666,567
Net realized loss on investments, futures, options, securities sold short,
forwards and currency transactions	(5,688,084)	(72,035,191)
Net unrealized appreciation (depreciation) on investments, futures, options,
securities sold short, forwards and currency translation	(9,819,742)	76,668,685
Net increase/(decrease) in net assets resulting from operations	(15,011,889)	5,300,061
Distributions to Common Shareholders
From and in excess of net investment income	(9,122,515)	–
Return of capital	–	(21,285,869)
Total distributions to common shareholders	(9,122,515)	(21,285,869)
Total increase (decrease) in net assets	(24,134,404)	(15,985,808)
Net Assets
Beginning of period	178,680,360	194,666,168
End of period (including accumulated distributions in excess of net investment income of
($8,626,578) and $-0-, respectively)	$154,545,956	$178,680,360

See notes to financial statements.

Semiannual Report | June 30, 2010 | 13

GPM | Guggenheim Enhanced Equity Income Fund

Financial Highlights |
							For the Period
	For the		For the	For the	For the	For the	August 25, 2005*
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	through
Per share operating performance	June 30, 2010		December 31,	December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	(unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.40		$10.24	$17.79	$18.89	$18.80	$19.10	(a)
Income from investment operations
Net investment income (loss) (b)	0.03		0.04	0.05	(0.10)	0.07	0.04
Net realized and unrealized gain (loss) on investments,
futures, options, securities sold short, forwards and foreign currency	(0.82)		0.24	(6.00)	0.60	1.62	0.10
Total from investment operations	(0.79)		0.28	(5.95)	0.50	1.69	0.14
Common shares’ offering expenses charged to
paid-in capital	–		–	–	–	–	(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(0.48)		–	(0.14)	(1.60)	(1.60)	(0.40)
Return of capital	–		(1.12)	(1.46)	–	–	–
Total distributions to common shareholders	(0.48)		(1.12)	(1.60)	(1.60)	(1.60)	(0.40)
Net asset value, end of period	$8.13		$9.40	$10.24	$17.79	$18.89	$18.80
Market value, end of period	$7.39		$8.52	$7.98	$15.33	$18.33	$16.47
Total investment return (c)
Net asset value	-8.66%		3.51%	-35.09%	2.54%	9.36%	0.52%
Market value	-8.03%		22.85%	-39.88%	-8.45%	21.70%	-15.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$154,546		$178,680	$194,666	$338,072	$359,036	$357,292
Ratios to average net assets, including dividend expense on securities sold short:
Total expense ratio, including interest expense and
dividends paid on securities sold short, net of fee waivers	1.77	%(d)	2.42%	2.26%	2.81%	2.00%	1.58	%(d)(e)
Total expense ratio, including interest expense and
dividends paid on securities sold short, excluding fee waivers	1.78	%(d)	2.42%	2.26%	2.81%	2.00%	1.58	%(d)(e)
Gross operating expense ratio, excluding interest
expense and dividends paid on securities sold short	1.63	%(d)	1.77%	1.41%	1.50%	1.52%	1.34	%(d)
Interest expense	0.02%		N/A	N/A	N/A	N/A	N/A
Dividends paid on securities sold short	0.13	%(d)	0.65%	0.85%	1.31%	0.48%	0.24	%(d)(e)
Net investment income (loss) ratio, including interest expense	0.57	%(d)	0.38%	0.36%	-0.55%	0.39%	0.75	%(d)(e)
Portfolio turnover (f)	198%		256%	223%	323%	248%	60%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		N/A	N/A	N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness (g)	$4,091		N/A	N/A	N/A	N/A	N/A

* Commencement of investment operations.

N/A – Not applicable.

(a)	Before deduction of offering expenses charged to capital.

(b)	Based on average shares outstanding during the period.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)
The expense ratio includes dividend payments made on securities sold short. During the approximate four month period from August 25, 2005 through December 31, 2005, nine securities sold short made two quarterly payments.The annualized ratios noted above have been adjusted such that these securities would only reflect the equivalent of four quarterly dividends per security. Had this adjustment not been made, the expense ratio would have been 1.65% and the net investment income ratio would have been 0.68%.

(f)	Portfolio turnover is not annualized for periods of less than one year.

(g)	Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

14 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Notes to Financial Statements | June 30, 2010 (unaudited)

Note 1 – Organization:

Effective following the close of business on June 21, 2010, Old Mutual/Claymore Long-Short Fund announced that its name and NYSE ticker symbol changed to Guggenheim Enhanced Equity Income Fund (NYSE: GPM). Guggenheim Enhanced Equity Income Fund (the "Fund") was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide a high level of current income and current gains. The Fund’s secondary investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. The Fund will seek to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“ASC”) as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission (“SEC”) accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives

Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Equity index options are valued at the closing price on the primary exchange on which they are traded. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not readily available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) (formerly known as the Statement of Financial Accounting Standard No. 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2010:

Valuations (in $000s)
Description	Level 1	Level 2	Level 3	Total
Assets:
Exchange-traded funds	$201,975	$–	$–	$201,975
Money market funds	2,998	–	–	2,998
Total	$204,973	$–	$–	$204,973
Liabilities:
Derivatives	$213	$–	$–	$213
Total	$213	$–	$–	$213

On January 21, 2010, the FASB issued an Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund did not have any Level 2 or Level 3 securities as of June 30, 2010. There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2010.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded

Semiannual Report | June 30, 2010 | 15

GPM | Guggenheim Enhanced Equity Income Fund | Notes to Financial Statements (unaudited) continued

on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains and premiums received on certain written options. Realized short-term capital gains and premiums received on certain options are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to accumulated net investment loss. Any net realized long-term capital gains will be distributed annually to common shareholders. It is likely that a substantial portion of the distributions paid during the calendar year will ultimately be classified as return of capital for income tax purposes.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (“Claymore”or the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Guggenheim Partners Asset Management, LLC (“GPAM”or the “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates.

Pursuant to an Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.

On October 15, 2009, Guggenheim Partners LLC (“Guggenheim”), a diversified financial services firm, and Claymore Group Inc., parent of the Fund’s Adviser, announced the completion of a previously announced merger. The closing of this transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment activities or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the “1940 Act”), the consummation of this transaction resulted in the automatic termination of the Fund’s advisory & sub-advisory agreements. On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) and a new investment sub-advisory agreement among the Fund, the Adviser and Analytic (the “New Sub-Advisory Agreement”and together with the New Advisory Agreement, the “New Agreements”) and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. On February 18, 2010, shareholders of the Fund approved the New Agreements on behalf of the Fund. The New Agreements have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

On April 21, 2010, the Fund announced that the Board of Trustees of the Fund approved the termination of the investment sub-advisory agreement among the Fund, the Adviser and Analytic Investors, LLC and approved the appointment of GPAM as the new investment sub-adviser to the Fund. The GPAM appointment was effective June 22, 2010. Pursuant to this appointment, GPAM entered into an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with the Fund and Claymore, which will be in effect for an interim period of up to 150 days pending shareholder approval of a new investment sub-advisory agreement among the Fund, Claymore and GPAM (the “New Sub-Advisory Agreement”). The Fund submitted the New Sub-Advisory Agreement to shareholders for approval at the annual meeting of shareholders of the Fund held on July 19, 2010. The shareholder meeting was adjourned and reconvened on August 9, 2010. On August 9, 2010, shareholders of the Fund approved the New Sub-Advisory Agreement on behalf of the Fund.

Effective April 20, 2010, Claymore and the Fund contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to Claymore an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets.

Both Claymore and GPAM are indirect subsidiaries of Guggenheim. Commencing as of the date of the Interim Sub-Advisory Agreement and, continuing during the term of the New Sub-Advisory Agreement and for so long as the investment sub-adviser of the Fund is an affiliate of Claymore, Claymore has agreed to waive an additional ten (10) basis points of the advisory fee, such that the Fund will pay to Claymore an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets.

The Adviser provides Fund Administration services to the Fund. For its services, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily total managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

16 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund | Notes to Financial Statements (unaudited) continued

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or the Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Capital losses and foreign currency transactions incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and elected to defer capital losses from 2009 in the amount of $2,237,604.

Information on the tax components of investments, excluding short sales transactions and excluding written options, and net assets as of June 30, 2010 is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Depreciation on	Appreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$221,758,814	$–	($16,786,126)	($16,786,126)	$2,979,804

Tax components of the following balances as of December 31, 2009 (the most recent fiscal year end for federal income tax purposes):

December 31, 2009
Accumulated Net Investment Loss	$–
Accumulated Capital and Other Losses	($112,852,340)

For the year ended December 31, 2009 (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2009
Return of Capital	$ 21,285,869
$ 21,285,869

At December 31, 2009 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $110,614,736 available to offset possible future capital gains. Of this amount, $27,533,947 is set to expire December 31, 2016 and the remaining $83,080,789 is set to expire December 31, 2017.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the six months ended June 30, 2010, purchases and sales of investments, excluding written options with maturities of less than one year and short-term securities, were $482,130,545 and $438,980,933, respectively.

Note 6 – Derivatives:
The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from cash premiums received from selling options. The Fund intends to pursue its options strategy primarily by utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2010.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments
(in $000):

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities	Fair	Liabilities	Fair
	Location	Value	Location	Value
Options written,
Equity risk	N/A	$–	at value	$213
Total		$–		$213

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2010.

Effect of Derivatives on the Statement of Operations (in $000):
Amount of Realized Gain (Loss) on Derivatives

	Options	Total
Equity risk	$ 685	$ 685
Total	$ 685	$ 685
Change in Unrealized Appreciation (Depreciation) on Derivatives
	Options	Total
Equity risk	$ 2,442	$ 2,442
Total	$ 2,442	$ 2,442

Semiannual Report | June 30, 2010 | 17

GPM | Guggenheim Enhanced Equity Income Fund | Notes to Financial Statements (unaudited) continued

Transactions in written call option contracts for the six months ended June 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	2,365	$ 4,083,226
Options written, during the period	62,169	35,145,476
Options expired, during the period	(5,863)	(2,100,601)
Options closed, during the period	(22,439)	(33,935,637)
Options outstanding, end of period	36,232	$ 3,192,464

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,005,240 issued and outstanding.

There were no transactions in common shares during the six months ended June 30, 2010.

Note 8 – Borrowings:
On June 22, 2010, the Fund entered into a $75,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the $75,000,000 credit agreement and the amount borrowed, which is included in “Line of credit fees”on the Statement of Operations. As of June 30, 2010, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility from June 22, 2010 to June 30, 2010 was $51,555,556 with a related average interest rate of 1.10%. The maximum amount outstanding during the period was $52,000,000.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

18 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholder Votes
A Special Meeting of Shareholders was held on February 18, 2010. Common shareholders voted on the proposal for a new Investment Advisory Agreement. The Annual Meeting of Shareholders was held on July 19, 2010 and common shareholders voted on the election of Trustees. The meeting was adjourned and reconvened on August 9, 2010. At the August 9, 2010 meeting, common shareholders voted on the proposal for a new Investment Sub- Advisory Agreement.

With regard to the election of the followingTrustees by common shareholders of the Fund and the proposal for the new Investment Advisory Agreement and Investment Sub-Advisory Agreement:

	# of Shares	# of Shares	# of Shares
	In Favor	Against	Withheld
New Investment Advisory Agreement	8,402,125	891,152	462,374
Steven D. Cosler	10,546,176	—	393,529
Robert M. Hamje	10,527,430	—	412,275
New Investment Sub-Advisory Agreement	8,056,342	218,550	172,204

Trustees

The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Number of
Name, Address,* Year of	Term of Office**	Principal Occupations during	Portfolios in the
Birth and Position(s)	and Length of	the Past Five Years and	Fund Complex***	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo. Inc.	51	None.
Year of Birth: 1951		(1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President,
Trustee		Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Steven D. Cosler	Since 2005	Retired. Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corp.	2	Director, SXC Health
Year of Birth: 1955		(2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corp.		Solutions, Corp.
Trustee		(2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority
Healthcare Corp. (2000-2001).
Robert M. Hamje	Since 2005	Retired. Formerly, President and Chief Investment Officer of TRW Investment	2	Trustee, Old Mutual
Year of Birth: 1942		Management Co. (1990-2003).		Advisor Mutual Funds.
Trustee
L. Kent Moore	Since 2005	Owner, Eagle River Ventures, LLC (1999-present) and Chairman, Foothills Energy Ventures,	2	Trustee, Old Mutual
Year of Birth: 1955		LLC (2006-present). Previously, Partner at WilSource Enterprise (2005-2006), Managing		Advisor Mutual Funds.
Trustee		Director High Sierra Energy L.P., (2004-2005), Portfolio Manager and Vice President of
Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico
Capital Management (1997-1999).
Ronald A. Nyberg	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	54	None.
Year of Birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice President,
Trustee		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2005	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset	51	None.
Year of Birth: 1958		Management (1998-1999), Vice President of Nuveen Investment Advisory Corp.
Trustee		(1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999),
and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

Interested Trustees:
Matthew J. Appelstein†	Since 2005	Senior Vice President of Product Strategy and Retirement Solutions Planning, Director of	2	None.
Year of Birth: 1961	(As of July 19, 2010,	Investment Services, Old Mutual Asset Management (2003-present). Formerly, Senior
Trustee	Mr. Appelstein resigned	Vice President of Consulting Relationships, Fidelity Management Trust Co. (1998-2003).
his position as Trustee
for the Fund.)

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

-Messrs. Cosler and Hamje, as Class II Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
-Messrs. Moore, Nyberg and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

***
The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Appelstein is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund’s former sub-adviser.

Semiannual Report | June 30, 2010 | 19

GPM | Guggenheim Enhanced Equity Income Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**	Principal Occupations During
of Birth andPosition(s)	andLength of	the Past Five Years
Held with Registrant	Time Served	and Other Affiliations
Officers:
J. Thomas Futrell	Since 2008	Senior Managing Director and Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2008-present). Formerly, Managing
Year of birth: 1955		Director of Research, Nuveen Asset Management (2000-2007).
Chief Executive Officer
Kevin M. Robinson	Since 2008	Senior Managing Director and General Counsel of Claymore Advisors, LLC, Claymore Securities, Inc. and Claymore Group Inc. (2007-present).
Year of birth: 1959		Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer
Steven M. Hill	Since 2005	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005- present). Formerly, Chief Financial Officer of Claymore Group
Year of Birth: 1964		Inc. (2005-2006). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly, Treasurer of Henderson Global
Chief Financial Officer,		Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners
Chief Accounting Officer		LLC (2001-2002).
and Treasurer
Mark E. Mathiasen	Since 2008	Vice President, Assistant General Counsel of Claymore Group Inc. (2007 to present). Secretary of certain funds in the Fund Complex. Previously,
Year of Birth: 1978		Law Clerk for the Idaho State Courts (2003-2007).
Secretary
Elizabeth H. Hudson	Since 2009	Assistant General Counsel of Claymore Group Inc. (2009-present). Assistant Secretary of certain funds in the Fund Complex. Previously,
Year of Birth: 1980		associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008). J.D., Northwestern University (2004-2007)
Assistant Secretary
Bruce Saxon	Since 2006	Vice President-Fund Compliance Officer of Claymore Group Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of
Year of Birth: 1957		Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
Chief Compliance Officer

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Bank of New York Mellon (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

Semiannual Report | June 30, 2010 | 21

GPM | Guggenheim Enhanced Equity Income Fund

Board Considerations Regarding Investment Advisory Agreement and
Investment Sub-Advisory Agreement Contract Re-Approval.

In light of the Old Mutual/Claymore Long-Short Fund’s (the “Fund”) underperformance relative to applicable benchmarks, following the October 2009 quarterly Board of Trustees (the “Board”) meeting the Board instructed Fund management to consider and evaluate various strategic alternatives for the Fund and to recommend to the Board a course of action to be considered. Among the alternatives examined by Fund management were liquidating and terminating the Fund, merging the Fund into another fund, continuing the Fund in its current format with the consideration of a tender offer and/or temporary fee waiver, and retaining a new investment adviser and/or subadviser. In evaluating the strategic alternatives presented by Fund management, factors considered by the Nominating and Governance Committee (the “Committee,” consisting solely of those trustees who are not considered interested persons as defined by the Investment Company Act of 1940, as amended (“Independent Trustees”)) over the course of a series of formal and informal meetings included the Fund's underperformance, the maintenance of the Fund's dividend, the level of investment risk and the utilization of the Fund's capital loss carry forward. Fund management had various discussions with the Board and/or the Committee regarding the strategic alternatives and responded to requests from the Committee and counsel to the Independent Trustees for additional information. Over the course of the evaluation process, the Board received and considered information and proposals from Claymore Advisors, LLC (the “Adviser”), Analytic Investors LLC (“Analytic”), Old Mutual Capital ("OmCap"), a subsidiary of Analytic's parent company, Old Mutual (US) Holdings Inc., and from Guggenheim Partners Asset Management, LLC (“GPAM”).

At a meeting held on January 20, 2010, each of the Adviser, OmCap and Analytic presented to the Board and Committee its respective proposal related to strategic alternatives for the Fund. The Board considered the presentations of each of the Adviser, OmCap and Analytic, and discussed the presentations both in executive session and with representatives of each of the Adviser, OmCap and Analytic. Following that meeting, the Committee requested that each of the Adviser and OmCap prepare and present proposals regarding the ongoing management of the Fund, including recommendations for changes in investment strategy desirable to manage an equity fund that generates income, proposed managers to be considered as investment subadvisers and information on the selection process for recommending proposed managers. The Committee considered the presentations of each of the Adviser and OmCap at a meeting held on March 24, 2010, discussing the presentations both in executive session and with representatives of each of the Adviser and OmCap.

The Adviser provided to the Committee an analysis of three potential equity income investment strategies, which included long/short, 130/30 and covered call strategies. The Adviser also described its systematic screening process of the universe of potential managers. After reviewing Zephyr, Morningstar/Fundamental Data, eVestment Alliance and Bloomberg to establish the universe of potential managers, the Adviser commissioned its affiliate, Asset Consulting Group, to utilize its proprietary database to further screen potential managers. The Adviser then eliminated sector-specific strategies, narrowly-focused strategies and strategies with poor historic performance. The Adviser evaluated each remaining manager's performance with an emphasis placed on attractive risk-adjusted returns and identified a preliminary list of managers on which to perform additional analysis and ascertain their ability and willingness to serve as investment subadviser to the Fund. The Adviser's additional analysis considered performance and volatility metrics, experience, capabilities and fees. Based on this analysis, the Adviser generated a list of potential managers and a recommended manager in each category of long/short, 130/30 and covered call strategy.

OmCap provided the Committee with information about its organization and resources, its personnel and its ability to serve as investment adviser to the Fund. In its presentation OmCap stated its belief that the Fund's investment objective and current strategy should be maintained and offered a proposed management fee reduction combined with elimination of the administrative services contract for an overall reduction in operating expenses. OmCap's proposal also noted enhanced after-market coverage and proposed a reduction of the Fund's dividend to utilize the Fund's capital loss carry forward. OmCap discussed its experience in overseeing subadvisers. OmCap provided information regarding its screening process and a number of potential 130/30 managers considered pursuant to its screening process. OmCap discussed with the Board the due diligence process that it would conduct with respect to such managers if it were to be appointed as the Fund's investment adviser.

In light of the combined goals of improving the Fund's performance, maintaining the Fund's dividend, potentially stabilizing and growing the Fund's net asset value and allowing effective utilization of the Fund's capital loss carry forward and based upon its evaluation of the Adviser's and OmCap's presentations, the Committee determined by a majority vote not to recommend replacement of the investment adviser. Thereafter, the Adviser further analyzed the three potential investment strategies presented and subsequently recommended to the Board that the Fund be managed using GPAM's covered call strategy and that GPAM be retained as the Fund's new investment subadviser. The Committee requested additional information regarding the proposed subadvisory arrangements with GPAM, including GPAM's portfolio management personnel, the proposed fee structure and the proposed transition plan for the appointment of GPAM, including costs associated with the transition and the allocation of such costs. The Committee requested that additional information regarding the Adviser's due diligence review and selection of GPAM be provided in light of GPAM's affiliation with the Adviser.

The Committee met on April 7, 2010 and April 14, 2010 and the Board met on April 19-20, 2010 to review the additional materials provided by the Adviser and GPAM. The Board noted that each of GPAM and the Adviser is a wholly-owned subsidiary of Guggenheim, a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses. The Board also considered the fact that the total management fees paid by the Fund will be lower if the new subadvisory agreement with GPAM is approved.

Based upon its review, the Committee and the Board concluded that it was in the best interests of the Fund to renew the investment advisory agreement between the Fund and Claymore (the “Investment Advisory Agreement), to approve the termination of the subadvi-sory agreement with Analytic and to approve a subadvisory agreement among the Adviser, the Fund and GPAM (the “Subadvisory Agreement”) and, accordingly, recommended to the Board of Trustees the renewal of the Investment Advisory Agreement, the termination of the subadvisory agreement with Analytic and to approve the Subadvisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

22 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund | Board Considerations continued

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to Analytic and proposed to delegate responsibility for such to GPAM. The Board considered the Adviser’s responsibility to oversee GPAM and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the personnel providing services to the Fund, including those personnel providing compliance and oversight of GPAM’s investment activities. Specifically, the Board noted oversight activities to be performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. The Board considered the secondary market support services provided by the Adviser to the Fund.

The Board reviewed the historical investment performance of GPAM in the investment strategy proposed by the Adviser by reviewing GPAM’s performance for the one year, three year and five year periods and compared it to the performance of other advisers’performance for accounts that invest primarily in domestic equity securities and which employ a covered call strategy for the same time periods. The Board also considered that the Adviser does not directly control investment performance but proposed to delegate such duties to GPAM.

The Board considered the Fund’s advisory fee (which includes the subadvisory fee paid to GPAM) and expense ratio to a peer group of closed end funds selected by the Adviser that employ a similar strategy and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds provided by the Adviser as a whole. The Board considered that the Adviser had agreed to reduce the advisory by 0.10% and if GPAM, or affiliate were appointed as subadviser, to reduce it by an additional 0.10%.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the subadvisory fees.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Given the size of the Fund and the relatively fixed nature of closed end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provided it with additional revenue. The Board also noted the Adviser’s statement that it may benefit from its association with GPAM, which may lead to future business opportunities.

Interim Subadvisory Agreement and New Subadvisory Agreement

On April 20, 2010, the Board, including the trustees, considered the approval of an interim subadvisory agreement among the Adviser, the Fund and GPAM (the “Interim Subadvisory Agreement) and the Subadvisory Agreement. The Board's consideration included a unanimous recommendation from the Committee that it was in the best interests of the Fund to approve the termination of the Analytic subadvisory agreement and to approve the Interim Subadvisory Agreement and the Subadvisory Agreement with GPAM.

As part of its review and recommendation process, the Committee was represented by independent legal counsel. The Board and the Committee reviewed materials received from the Adviser, GPAM and independent legal counsel in connection with the January 20-21, 2010, April 19-20, 2010 Board meetings and information received by the Committee at meetings held on March 24, 2010, April 7, 2010 and April 14, 2010.

During its meetings the Board considered various strategic alternatives for the Fund in light of the Fund's underperformance relative to applicable benchmarks. Among the alternatives considered but not selected by the Board were liquidation and termination of the Fund, continuation of the Fund with the implementation of a tender offer, implementation of a temporary fee waiver, merger into another fund, and termination of the current investment adviser and appointment of a new investment adviser.

The Board determined that it was in the best interests of the Fund to terminate the Analytic subadvisory agreement and to approve the Interim Subadvisory Agreement and the Subadvisory Agreement with GPAM. In reaching the conclusion to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement with GPAM, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors, including the following.

With respect to the nature, extent and quality of services to be provided by GPAM, the Board considered the qualifications, experience and skills of GPAM's portfolio management and other key personnel. The Board considered GPAM's ability to seek to achieve the Fund's investment objective of seeking a high level of current income and gains with a secondary objective of long-term capital appreciation, and noted information provided by the Adviser regarding GPAM's performance relative to the performance of other advisers and funds employing a covered call strategy. The Board considered the close collaboration between the Adviser and GPAM, an affiliate of the Adviser, in re-examining the Fund's investment strategy to allow the effective utilization of the capital loss carry forward, maintenance of the dividend and the potential to stabilize and grow the Fund's net asset value. The Board also considered that the Adviser and GPAM intended that the Fund employ leverage, likely with a credit facility.

In evaluating investment performance, the Board reviewed information provided by the Adviser including the return of GPAM's covered call strategy, over the one, three and five year periods ended March 31, 2010 compared to the returns of other open-end and closed-end covered call funds and the return of the S&P 500 Index and the CBOE S&P 500 BuyWrite Index for the same periods.

The Board reviewed the subadvisory fee proposed to be paid by the Adviser to GPAM and compared it to the fees charged by GPAM to other accounts with investment strategies comparable to the strategy proposed for the Fund. The Board considered that the Adviser had proposed to contractually lower the advisory fee by 0.10% and to lower the advisory fee by an additional 0.10%, as long as an affiliate of the Adviser served as subadviser to the Fund, for a net fee on managed assets of 0.80%.

Semiannual Report | June 30, 2010 | 23

GPM | Guggenheim Enhanced Equity Income Fund | Board Considerations continued

With respect to the costs of services to be provided and profits to be realized by GPAM from its relationship with the Fund, the Board reviewed information regarding the projected revenues GPAM expects to receive under the Subadvisory Agreement and estimated direct and indirect allocated expenses of GPAM in providing services under the Subadvisory Agreement.

The Board considered that the Adviser had agreed that it, and not the shareholders' would bear the expenses of seeking shareholder approval of the change in subadviser.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Committee did not anticipate significant economies of scale.

The Board considered other benefits to be derived by GPAM from its relationship with the Fund. The Board noted GPAM's statement that it does not enter into soft dollar arrangements and that it is not aware of any other benefits from its relationship with the Fund other than it is an affiliate of the Adviser.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Advisory Agreement continue to be fair and reasonable and that the continuation of the Investment Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits available to the Adviser, and the Board determined that the terms of the Subadvisory Agreement is fair and reasonable and that the approval of the Subadvisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to GPAM.

24 | Semiannual Report | June 30, 2010

GPM | Guggenheim Enhanced Equity Income Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	J. Thomas Futrell	Claymore Advisors, LLC
	Chief Executive Officer	Lisle, Illinois
Steven D. Cosler
Kevin Robinson
Robert M. Hamje	Chief Legal Officer	Investment Sub-Adviser
Guggenheim Partners Asset
L. Kent Moore	Steven M. Hill	Management, LLC
	Chief Financial Officer, Chief	Santa Monica, California
Ronald A. Nyberg	Accounting Officer and Treasurer

Ronald E.Toupin, Jr.	Mark Mathiasen	Administrator
	Secretary	Claymore Advisors, LLC
Lisle, Illinois
Elizabeth H. Hudson
	Assistant Secretary	Accounting Agent, Custodian
and Transfer Agent
	Bruce Saxon	The Bank of NewYork Mellon
	Chief Compliance Officer	NewYork, NewYork

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm
Ernst &Young LLP
Chicago, Illinois

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 882-0688, by visiting Claymore’s website at www.claymore/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore’s website at www.claymore/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

Effective 7/19/2010, the By-Laws of the Fund were changed as follows:
If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

Semiannual Report | June 30, 2010 | 27

GPM | Guggenheim Enhanced Equity Income Fund

About the Fund Manager|

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is a wholly owned subsidiary of Guggenheim Partners, LLC, a diversified financial services firm with more than 525 dedicated professionals.The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted GPAM with the supervision of more than $100 billion of assets.The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

GPAM Equity Investment Process

GPAM Equity Team’s Investment Process is a collaborative effort between the Portfolio Construction Group, Product Managers and the Portfolio Management team. Portfolio’s are constructed in line with client-defined guidelines with the most appropriate product line within Guggenheim targeted to meet these defined client goals, such as defined benchmark, target expected return, allowed standard deviation, acceptable tracking error and maximum drawdown.The Portfolio construction group and Product management group work with the Portfolio Managers to design the custom version of an existing Guggenheim strategy or create a new strategy and then fully evaluate the proposal under a variety of scenarios and evaluate the performance of the proposal using historical data.The Portfolio Management team then is responsible for implementing securities transactions and monitoring the ongoing risk and performance of the portfolios.

GPM Investment Process

The GPM Equity team creates a portfolio that combines the attractive features of volatility as an asset class with the underlying equity assets to achieve attractive risk-reward properties as compared to the target benchmark.The GPM portfolio targets the monetization of the premium of implied volatility over subsequent realized volatility that often exists in the Equity option markets. In establishing the portfolio and during every rebalance the GPM Equity team first filters the universe of eligible securities, targeting securities with the necessary liquidity and with the necessary correlation and beta profile as the benchmark index.The Portfolio Management team then evaluates the current valuation of volatility on both an absolute and relative basis. From the proprietary volatility valuation models we refine our security weightings, the strikes and maturities of the options to be sold, combined with the use of any leverage in the portfolios.The Portfolio is then optimized to achieve the target beta of the benchmark portfolio combined with maximizing the relative premium that exists in the market for volatility.With the target exposures defined, the Portfolio Management team executes to establish the portfolio and adjust/roll the portfolio on subsequent rebalance dates.The Portfolio Management team monitors the portfolio on a constant basis, ensuring the portfolio remains within target exposure limits and adapts the portfolio based on the market environment, taking advantage of product advancements and available sources of liquidity.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(08/10)                        NOT FDIC-INSURED | NOT BANK- GUARANTEED | MAY LOSE VA LU E

GPM-SAR-0610

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of June 30, 2010:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2010	Guggenheim Partners Asset Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2010	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff -	2010	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 7/10–Present.
Jamal Pesaran	2010	Guggenheim Partners Asset Management, LLC.: Vice President, Portfolio Manager– 2008 –Present.
Jayson Flowers	2010	Guggenheim Partners Asset Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of June 30, 2010:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$157,703,329	1	$157,703,329
Other pooled investment vehicles	3	$1,672,997,684	3	$1,672,997,684
Other accounts	11	$36,660,708,068	10	$36,657,002,584

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$157,703,329	1	$157,703,329
Other pooled investment vehicles	2	$1,627,779,615	2	$1,627,779,615
Other accounts	19	$8,452,983,650	19	$8,452,983,650

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	0	0	0
Other pooled investment vehicles	1	$45,218,069	1	$45,218,069
Other accounts	1	$3,705,484	0	0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0		0	0
Other pooled investment vehicles	1	$45,218,069	1	$45,218,069
Other accounts	1	$3,705,484	0	0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh	$100,001-$500,000 $10,001-$50,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Not applicable.

(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)        Not Applicable.

 (b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:        /s/ J. Thomas Futrell
_____________________________________________________________________

Name:         J. Thomas Futrell

Title:           Chief Executive Officer

Date:           September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ J. Thomas Futrell
_____________________________________________________________________

Name:         J. Thomas Futrell

Title:           Chief Executive Officer

Date:           September 2, 2010

By:        /s/ Steven M. Hill
_____________________________________________________________________

Name:         Steven M. Hill

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           September 2, 2010